UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-3934
                                  ---------------------------------
        Tuxis Corporation
     --------------------------------------------------------------
        (Exact name of registrant as specified in charter)

        11 Hanover Square, New York, NY 10005
     --------------------------------------------------------------
        (Address of principal executive offices)     (Zipcode)

        Monica Pelaez, Secretary
        11 Hanover Square
        New York, NY 10005
     --------------------------------------------------------------
        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-9300
                                                   ----------------

Date of fiscal year end:  12/31
                        ------------------
Date of reporting period:  1/1/04 - 12/31/04
                         ---------------------------

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

Item 1. Report to Shareholders

TUXIS/(R)/
CORPORATION
--------------------------------------------------------------------------------

ANNUAL REPORT
December 31, 2004

                                                            American Stock
                                                            Exchange Symbol:

                                                            TUX

www.tuxis.com

                                                            American Stock
TUXIS CORPORATION                                           Exchange Symbol: TUX
--------------------------------------------------------------------------------
11 Hanover Square, New York, NY 10005
www.tuxis.com

                                                               February 11, 2005

Fellow Stockholders:

     It is a pleasure to welcome the new shareholders who have made their investment in Tuxis Corporation since our last Report.

                     Tuxis Reports Real Estate Acquisitions

     Following through on shareholder approval to change the nature of the Company's business so as to cease to be an investment company and to concentrate on the acquisition of real estate and related services, Company management is pleased to report, as was previously announced in its February 4, 2004 press release, that through the subsidiary Tuxis Real Estate I LLC it has acquired an 18,000 square foot commercial property on 1.71 acres in Mabbettsville, New York as part of its program to acquire and operate real estate properties. Tuxis intends to renovate the building and landscaping, obtain requisite zoning and other permits, engage in an active leasing program, and operate the site for multiple tenants in retail and other businesses. Also, as was previously announced in its May 10, 2004 press release, Tuxis Real Estate II LLC has acquired a 1,875 square foot commercial property, also in Mabbettsville, and is seeking to lease the entire property to a single tenant for a food service and restaurant operation. This property adjoins the aforementioned 18,000 square foot commercial property owned by Tuxis Real Estate I LLC and is part of an overall re-development and enhancement of the site. Tuxis may seek to further expand its property holdings in this area.

     Company management is actively reviewing a number of other real estate acquisition candidates and anticipates additional transactions.

                     Tuxis Files Deregistration Application

     On May 3, 2004, Tuxis filed an application with the Securities and Exchange Commission to deregister as an investment company. If approved, Tuxis would continue as a publicly-held operating company listed on the American Stock Exchange, subject to the reporting and other requirements of the Securities Exchange Act of 1934.

         Tuxis Reports December 31, 2004 Net Asset Value; Omits Dividend

     Currently, substantially all of Tuxis assets are comprised of real estate and cash and government securities and its December 31, 2004 net asset value was $9.26 per share. As previously announced, the Company omitted the dividend in the second quarter of 2004. Management does not anticipate the Company paying a dividend in the foreseeable future.

     For the year ending December 31, 2004, the Company's total market return was negative 3.91% on a net asset value total return of 3.25%.

     Sharing your optimism about the Company's potential, management and its affiliates own approximately 21% of the Company's outstanding shares.

                                   Sincerely,


            /s/ Bassett S. Winmill            /s/ Mark C. Winmill
            Bassett S. Winmill                Mark C. Winmill
            Chairman                          President

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS:
  Short term holdings at market value
    (cost: $7,774,800) (note 2) .......................   $    7,774,800
  Real estate interests at fair value
    (cost: $1,190,740) (notes 9 and 10) ...............        1,190,740
                                                          --------------
    Total holdings (cost: $8,965,540) .................        8,965,540
                                                          --------------
  Cash ................................................           50,000
  Good faith deposit (note 8) .........................          187,500
  Other assets ........................................           11,397
                                                          --------------
      Total assets ....................................        9,214,437
                                                          --------------

LIABILITIES:
  Accrued salaries ....................................           56,497
  Accrued expenses ....................................           44,027
                                                          --------------
      Total liabilities ...............................          100,524
                                                          --------------

NET ASSETS: (applicable to 983,776
  shares outstanding: 1,000,000,000
  shares of $.01 par value authorized) ................   $    9,113,913
                                                          ==============

NET ASSET VALUE PER SHARE
  ($9,113,913 / 983,776 shares
  outstanding) ........................................   $         9.26
                                                          ==============

At December 31, 2004, net assets consisted of:
  Paid-in capital .....................................   $    9,126,170
    Accumulated net realized loss on holdings .........          (12,257)
                                                          --------------
                                                          $    9,113,913
                                                          ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2004

INCOME:
  Interest ............................................   $       63,755
  Dividends ...........................................           22,114
  Rental income .......................................           20,250
                                                          --------------
    Total income ......................................          106,119
                                                          --------------

EXPENSES:
  Salaries and employee costs (note 4) ................          273,099
  Professional fees ...................................           87,454
  Directors ...........................................           31,404
  Accounting (note 8) .................................           21,966
  Property maintenance ................................           13,821
  Transfer agent ......................................           11,614
  Printing ............................................            6,589
  Custodian ...........................................            2,452
  Other (note 8) ......................................           38,833
                                                          --------------
      Total expenses ..................................          487,232
                                                          --------------
      Net loss ........................................         (381,113)
                                                          --------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON HOLDINGS:
  Net realized gain on holdings .......................        1,502,507
  Unrealized depreciation on holdings
    during the year ...................................         (828,738)
                                                          --------------
    Net realized and unrealized gain on
      holdings ........................................          673,769
                                                          --------------
    Net increase in net assets resulting
      from operations .................................   $      292,656
                                                          ==============

See accompanying notes to financial statements.       3        TUXIS CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS For the Years Ended December 31, 2004 and
2003

                                                                            2004              2003
                                                                       --------------    --------------
OPERATIONS
  Net loss .........................................................   $     (381,113)   $     (329,615)
  Net realized gain on holdings ....................................        1,502,507           103,377
  Net realized gain (loss) from futures transactions ...............                -        (1,029,359)
  Unrealized appreciation (depreciation) on holdings
   during the year .................................................         (828,738)          973,334
                                                                       --------------    --------------
    Net change in net assets resulting from operations .............          292,656          (282,263)

DISTRIBUTIONS TO SHAREHOLDERS:
  Tax return of capital distributions ($.15 and $.60
   per share, respectively) ........................................         (146,333)         (571,717)

CAPITAL SHARE TRANSACTIONS:
  Increase in net assets resulting from reinvestment
   of distributions (8,221 and 33,978 shares,
   respectively) ...................................................           78,174           289,207
                                                                       --------------    --------------
      Total change in net assets ...................................          224,497          (564,773)

NET ASSETS:
  Beginning of year ................................................        8,889,416         9,454,189
                                                                       --------------    --------------
  End of year ......................................................   $    9,113,913    $    8,889,416
                                                                       ==============    ==============

               Schedule of Portfolio Holdings - December 31, 2004

 Percentage                                                                      Fair
   Interest                                                                      Value
-----------                                                                   -----------
              REAL ESTATE INTERESTS (13.28%)
        100%  Tuxis Real Estate I LLC .....................................   $   821,530
        100%  Tuxis Real Estate II LLC ....................................       369,210
                                                                              -----------
                Total Real Estate Interests (cost: $1,190,740)  ...........     1,190,740
                                                                              -----------

                                                                                 Market
  Par Value                                                                      Value
-----------                                                                   -----------
              SHORT TERM HOLDINGS (86.72%)
$ 7,774,800   SSgA Money Market Fund ......................................     7,774,800
                                                                              -----------
                Total Short Term Investments (cost: $7,774,800) ...........     7,774,800
                                                                              -----------

                  Total Portfolio Holdings (cost: $8,965,540) .............   $ 8,965,540
                                                                              ===========

TUXIS CORPORATION          4     See accompanying notes to financial statements.

                          Notes to Financial Statements

(1) Tuxis Corporation (the "Company"), a Maryland corporation, currently is registered under the Investment Company Act of 1940, as amended, ("1940 Act"), as a closed-end management investment company. The Company has received Board of Directors and shareholder approval to change the nature of its business so as to cease to be an investment company and on May 3, 2004 filed an application with the SEC to de-register, although there can be no assurance that the application will be successful. The Company's shares are listed on the American Stock Exchange LLC.

(2) The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. With respect to security valuation, securities listed or traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such listed securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on the NMS are valued at the mean between the current bid and asked prices. Certain of the securities which the Company holds are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Interest income is recorded on the accrual basis. Securities for which market quotations are not readily available or reliable and other assets may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Assets for which no market quotations exist comprise approximately 13.07% of the Company's net assets. As a general principle, the current "fair value" of an asset would be the amount the Company might reasonably expect to receive for it upon its current sale, in an orderly manner. There is a range of values that are reasonable for such assets at any particular time. Generally, cost at purchase, which reflects an arm's length transaction, is the primary factor used to determine fair value until significant developments affecting the holding (such as results of operations or changes in general market conditions) provide a basis for use of an appraisal valuation. In determining the "cost" of real estate properties, the Company relies on current accounting guidelines set forth in Financial Accounting Standards No. 67 - "Accounting for Costs and Initial Rental Operations of Real Estate Projects" and, as a general principle, costs clearly associated with the acquisition, development, and construction of a real estate project are capitalized as a cost of that project. Indirect project costs that relate to several projects are capitalized and allocated to the projects to which the costs relate. Such purchase cost and subsequent capitalized costs are, however, subject to fair valuation and impairment charges. Appraisal valuations are based upon such factors as book value, earnings, cash flow, the market prices for similar interests in comparable assets, an assessment of the asset's current and future financial prospects, ownership agreements, and various other factors and assumptions, such as discount rates, valuation multiples, and future growth projections. Additional factors which might be considered include: financial standing of the issuer; the business and financial plan of the issuer and comparison of actual results with the plan; size of position held and the liquidity of the market; contractual restrictions on disposition; pending public offering with respect to the financial instrument; pending reorganization activity affecting the financial instrument (such as merger proposals, tender offers, debt restructurings, and conversions); ability of the issuer to obtain needed financing; changes in the economic conditions affecting the issuer; a recent purchase or sale of a security of the issuer. In the case of unsuccessful operations, the appraisal may be based upon liquidation value. Appraisal valuations are necessarily subjective and management's estimate of values may differ materially from amounts actually received upon the disposition of the holding. The Board of Directors reviews valuation methodologies on a quarterly basis to determine their appropriateness and may also hire independent firms to review management's methodology

                                        5                      TUXIS CORPORATION
of valuation or to conduct an independent valuation. On a daily basis through April 30, 2004 and thereafter monthly at calendar month end, the Company adjusts its net asset value for the changes in the value of its assets with market quotations and material changes in the value of its other assets and determines the current net asset value.

The Company continuously evaluates opportunities to maximize the valuation of its holdings. In that regard, the Company periodically evaluates potential acquisitions, financing transactions, strategic alliances, and sale opportunities involving its assets. These transactions and activities are generally not disclosed to the Company's shareholders and the investing public until such time as the transactions are publicly announced or completed, as the case may be. Any such pending transaction could have an impact on the future valuation of a holding.

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3) In 2004, the Company complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. The Company may not so comply or distribute in 2005 or later years. At December 31, 2004, the Company had an unused capital loss carryforward of $12,257, all of which expires in 2011. For Federal income tax purposes, cost is $8,965,540 and there is no unrealized appreciation/depreciation at December 31, 2004.

(4) The Company retained CEF Advisers, Inc. ("CEF") as its Investment Manager. Under the terms of the investment management agreement, CEF received a management fee computed weekly and paid monthly in arrears at the annual rate of 0.60% of the first $500 million and 0.50% over $500 million of the Company's net assets. The fee was calculated by determining net assets on each Friday and applying the applicable rate to such amount for the number of days in the week. Pursuant to approval of stockholders at a special meeting adjourned to November 7, 2001, the investment management agreement with CEF was terminated effective at the end of business on November 30, 2001. Commencing December 1, 2001, the Company's officers (who are similar to those of CEF) assumed the management of the Company's affairs, including portfolio management, subject to the oversight and final direction of the Board of Directors. Compensation of Company personnel was set in the aggregate amount of $200,000 per year effective December 1, 2001, $300,000 per year effective October 2, 2002, $350,000 per year effective January 1, 2004, and $435,000 per year effective January 1, 2005, and may be further changed from time to time at the discretion of the Board of Directors. Bonuses aggregating $20,000 and $75,000 were authorized by the Board of Directors in, respectively, 2003 and 2004.

(5) Purchases and proceeds of sales of securities other than short term notes aggregated $0 and $7,424,257, respectively, for the year ended December 31, 2004. The Company has entered into an arrangement with its custodian whereby interest earned on cash balances is used to offset a portion of the Company's expenses. There were no custody credits earned during the year.

TUXIS CORPORATION                       6

(6) In July 2004, the Company discontinued its committed bank line of credit. For the period January 2004 to July 2004, the Company had no borrowings.

(7) The tax character of distributions paid to shareholders for the years ended December 31, 2004 and 2003 was as follows:

                                               2004         2003
                                            ----------   ----------
        Distributions paid from:
          Return of capital                 $  146,333   $  571,717
                                            ==========   ==========

As of December 31, 2004, the component of distributable earnings on a tax basis was all capital loss carryforward in the amount of $12,257.

(8) There are 1,000,000,000 shares of $.01 par value common stock authorized. Of the 983,776 shares of common stock outstanding at December 31, 2004, Investor Service Center, Inc. (ISC) owned 199,865 shares. Certain officers and directors of the Company are officers and directors of ISC and an affiliated group ("Group"). The Company reimbursed the Group $13,333 for providing certain officers to perform certain accounting services during the year. The Company shares office space and various general and administrative expenses with the Group and is expected to reimburse the Group for these expenses. For the year ended December 31, 2004, the Company reimbursed the Group $36,000.

(9) Regarding concentration of credit risk, Tuxis is following through on Board and shareholder approval to change the nature of the Company's business so as to cease to be an investment company and to concentrate in real estate and related services. While such activities are consistent with the Company's expressed intention of deregistering under the 1940 Act, they are likely to require a substantial amount of the Company's assets, and the concentration of the Company's assets in a particular holding or industry. Such concentration will increase the risk of loss to the Company as a result of the negative results or financial condition of any particular holding and/or industry. At December 31, 2004 approximately 13.07% of the Company's total assets were devoted to real estate.

(10) During the year ended December 31, 2004, the Company acquired real estate interests, including land, buildings and equipment, at a purchase price aggregating $883,346. Subsequent to purchase, the Company capitalized certain costs, including salaries of $203,504 and architectural and other services of $103,890 in connection with the development of these real estate interests. These real estate interests have been valued at their fair value under procedures established by the Fund's Board of Directors.

Pursuant to an agreement for the purchase of undeveloped land at a cost of $1,921,070, the Company has made a good faith deposit of $187,500, which is refundable and forfeitable under the customary and other conditions set forth in the agreement.

                                        7                      TUXIS CORPORATION

                               FINANCIAL HIGHLIGHT

                                                                                 Years Ended December 31,
                                                          ----------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                          ----------     ----------     ----------     ----------     ----------
PER SHARE DATA
Net asset value at beginning of year ..................   $     9.11     $    10.04     $    11.14     $    13.29     $    15.19
                                                          ----------     ----------     ----------     ----------     ----------
  Income from operations:
  Net income (loss) ...................................         (.39)          (.35)          (.04)           .67            .43
  Net realized and unrealized gain (loss) .............          .69            .02           (.05)         (1.56)          (.88)
                                                          ----------     ----------     ----------     ----------     ----------
    Total from operations .............................          .30           (.33)          (.09)          (.89)          (.45)
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions:
  Distributions to shareholders .......................            -              -           (.83)          (.67)          (.72)
  Tax return of capital to shareholders ...............         (.15)          (.60)          (.18)          (.59)          (.73)
                                                          ----------     ----------     ----------     ----------     ----------
    Total distributions ...............................         (.15)          (.60)         (1.01)         (1.26)         (1.45)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value at end of year ........................   $     9.26     $     9.11     $    10.04     $    11.14     $    13.29
                                                          ==========     ==========     ==========     ==========     ==========
Market value at end of year ...........................   $     7.35     $     7.77     $     9.90     $     9.88     $    11.50
                                                          ==========     ==========     ==========     ==========     ==========
TOTAL RETURN ON NET ASSET VALUE BASIS (a) .............         3.25%         (2.74)%         (.91)%        (6.40)%         (.86)%
                                                          ==========     ==========     ==========     ==========     ==========
TOTAL RETURN ON MARKET VALUE BASIS (a) ................        (3.91)%       (15.87)%        10.17%         (4.06)%        13.31%
                                                          ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA
Net assets at end of year (000's omitted) .............   $    9,114     $    8,889     $    9,454     $    9,947     $   11,239
                                                          ==========     ==========     ==========     ==========     ==========
Ratio of expenses before loan interest and
  nonrecurring expenses ...............................         5.09%          5.72%          3.85%          2.35%          1.97%
                                                          ==========     ==========     ==========     ==========     ==========
  Ratio of total expenses to average net assets (b) ...         5.09%          5.72%          3.86%          2.54%          2.16%
                                                          ==========     ==========     ==========     ==========     ==========
Ratio of net income (loss) to average net assets ......        (3.98)%        (3.63)%         (.40)%         2.83%          3.07%
                                                          ==========     ==========     ==========     ==========     ==========
Portfolio turnover rate ...............................            0%            40%            22%            38%           116%
                                                          ==========     ==========     ==========     ==========     ==========

(a) Total return on market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Company's dividend reinvestment plan. Generally, total return on net asset value basis will be higher than total return on market value basis in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on net asset value basis will be lower than total return on market value basis in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(b) Ratio after the reduction of custodian fees under a custodian agreement was 2.19%, for the year ended December 31, 2000.

TUXIS CORPORATION                       8

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Tuxis Corporation:

We have audited the accompanying statements of assets and liabilities of Tuxis Corporation, including the schedule of portfolio investments as of December 31, 2004 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tuxis Corporation as of December 31, 2004, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        TAIT, WELLER & BAKER

Philadelphia,Pennsylvania
February 15, 2005

                                        9                      TUXIS CORPORATION

                                 PRIVACY POLICY

Tuxis Corporation recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any nonaffiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

                                  WWW.TUXIS.COM

Visit us on the Internet at www.tuxis.com. The site provides information about the Company including market performance, net asset value (NAV), press releases, and shareholder reports. For further information, you can email us at info@tuxis.com. The Company is a member of the Closed-End Fund Association
(CEFA). Its website address is www.cefa.com. CEFA is solely responsible for the content of its website.

                               QUARTERLY HOLDINGS

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the SEC's Internet site at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room. Copies of this information can be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. The Company's Investment Company Act file number is 811-03934. The Company makes the information on Form N-Q available to shareholders upon request free of charge by e-mail request to info@tuxis.com or by calling toll-free 1-800-472-4160.

                                  PROXY VOTING

The Company's Proxy Voting Guidelines (the "Guidelines") as well as its voting record for the 12 months ended December 31, 2004, are available without charge, by calling the Company collect at 1-212-785-9300 and on the SEC's website at http://www.sec.gov. The Guidelines are also posted on the Company's website at http://www.tuxis.com.

                           DIVIDEND REINVESTMENT PLAN

The Company has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Company on outstanding shares will, unless elected otherwise by each shareholder by notifying the Company in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the greater of that NAV per share or 95% of that Market Price per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment day or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Company.

TUXIS CORPORATION                      10                              Unaudited

                               COMPANY INFORMATION

Tuxis Corporation                                Tuxis Operations LLC
11 Hanover Square       3814 Route 44            Tuxis Real Estate Brokerage LLC
New York, NY 10005      Millbrook, NY 12545      Tuxis Real Estate I LLC
Tel 1-212-785-9300      Tel 1-845-677-2700       Tuxis Real Estate II LLC
Fax 1-212-363-1101      Fax 1-845-677-2800       Winmark Properties I LLC

                          RESULTS OF THE ANNUAL MEETING

The Company's Annual Meeting was held on September 7, 2004 at the offices of the Company at 11 Hanover Square, New York, New York for the purpose of electing the following director to serve as follows with the votes received as set forth below:

Director           Class      Term     Expiring*   Votes For    Votes Withheld
----------------- -------- ---------- ----------- ------------ -----------------
Peter M. Kuhlmann   II      5 years      2009       666,482         23,374
Mark C. Winmill     IV      2 years      2006       667,623         22,239

*And until his successor is duly elected and qualified. Directors whose term of office continued after the meeting are Russell E. Burke, III, Frederick A. Parker, Jr., and Bassett S. Winmill.

                             DIRECTORS AND OFFICERS

The following table sets forth certain information concerning the other Directors currently serving on the Board of the Company. Each Director who is deemed to be an "interested person" because he is an "affiliated person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

                                                                                                            Other Public Company
Name, Principal Occupation, Business Experience for Past Five Years,                                            Directorships
Address, and Age                                                                 Director Since                Held by Director
--------------------------------------------------------------------           ------------------        --------------------------
Class I:

RUSSELL E. BURKE III - He is President of Russell E. Burke III, Inc.                  1997                            0
Fine Art. He was born on August 23, 1946.

Class II:

PETER M. KUHLMANN - He is a partner of Acquest International                          2004                            0
L.P., a merger and acquisition consulting firm. From 1986 to 1990 he was Managing Director of Translink International, Inc., a Swiss
investment banking firm. He was born on December 29, 1952.

Class III:

FREDERICK A. PARKER, JR - He is retired President and Chief                           2002                            0
Executive Officer of American Pure Water Corporation, a manufacturer of water purifying equipment. He was born on November 14,1926.

Class IV

MARK C. WINMILL* - Since 2002, he has served as President and                         2004                            0
Chief Executive Officer of the Company. From 2000 to 2002, he was
principally engaged as Chairman of the Thanksgiving Foundation.
He was Chief Operating Officer of Bull & Bear Securities, Inc. ("BBSI"), a
nationwide discount broker, from 1999 to 2000. He was also president and director of BBSI from 1987 until 1999 when Winmill & Co. Incorporated sold BBSI to The Royal Bank of Canada.

Unaudited                              11                      TUXIS CORPORATION

He was co-president and director of Winmill & Co. Incorporated and its affiliates ("WCI") from 1990 to 1999 and an officer and director of the investment companies managed by its subsidiaries from 1987 to 1999. He was born on November 26, 1957.

Class V:

BASSETT S. WINMILL* - He is Executive Chairman of the Company (with                   1983                 Bexil Corporation and
other such com- panies, collectively, the"Investment Company                                              Global Income Fund, Inc.
Complex") advised by CEF Advisers, Inc. (the "Investment Manager"), and of WCI. He is a member of the New York Society of Security
Analysts the Association for Investment Management and Research,
and the International Society of Financial Analysts. He was born on
February 10, 1930.

* Bassett S. Winmill and Mark C. Winmill are "interested persons" of the Company as defined in the 1940 Act based on their posi-tions as officers of the Company and, in the case of Bassett S. Winmill, his indirect beneficial ownership of more than 5% of the Company's shares of common stock. Bassett S. Winmill, the Chairman of the Board of the Company, is the father of Mark C. Winmill, the President of the Company, and Thomas B. Winmill, the General Counsel of the Company.

Messrs. Burke, Kuhlmann, and Parker also serve on the Audit and Governance, Compensation and Nominating Committees of the Board. Mr. Mark Winmill also serves on the Executive Committee of the Board.

The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below. Unless otherwise noted, the address of record for the officers is 11 Hanover Square, New York, New York 10005.

Name and Age                                                       Principal Occupation During Past 5 years
------------------------------------------------------------------ -------------------------------------------------
Thomas B. Winmill                                                  General Counsel of the Company, and the Investment Company
Born on June 25, 1959                                              Complex, the Investment Manager, and WCI. He is a member of the New York State Bar and the SEC Rules Committee of the
                                                                   Investment Company Institute.

William G. Vohrer                                                  Chief Accounting Officer, Chief Financial Officer, Treasurer
Born on August 17, 1950                                            and Vice President since 2001. He also is Chief Accounting
                                                                   Officer, Chief Financial Officer, Treasurer and Vice
                                                                   President of the Investment Company Complex, the Investment
                                                                   Manager, and WCI. From 1999 to 2001, he consulted on
                                                                   accounting matters.

Marion E. Morris                                                   Senior Vice President since 2000. She is also a Senior Vice
Born on June 17, 1945                                              President of the Investment Company Complex, the Investment
                                                                   Manager, and WCI. She is Director of Fixed Income and a mem-
                                                                   ber of the Investment Policy Committee of the Investment
                                                                   Manager. Previously, she served as Vice President of Salomon
                                                                   Brothers, The First Boston Corporation, and Cantor Fitzgerald.

Monica Pelaez                                                      Vice President, Secretary and Chief Compliance Officer since
Born on November 5, 1971                                           2000. She also is Vice President, Secretary and Chief
                                                                   Compliance Officer of the Investment Company Complex, the
                                                                   Investment Manager, and WCI. She is a member of the New York
                                                                   State Bar.

TUXIS CORPORATION                      12                              Unaudited

[Chart Appears Here]

================================================================================

   This report, including the financial statements herein, is transmitted to the shareholders of the Company for their information. The financial information included herein is taken from the records of the Company. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Company or any securities mentioned in this report. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Company may purchase at market prices from time to time shares of its common stock in the open market.

================================================================================

Unaudited                              13                      TUXIS CORPORATION

TUXIS CORPORATION
-----------------
11 Hanover Square
New York, NY 10005


Printed on recycled paper [GRAPHIC APPEARS HERE]

TUX-AR-12/04

Item 2. Code of Ethics

(a) The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c)  Not applicable.

(d)  Not applicable.

(e)  Not applicable.

(f)  (1)  The Code is attached hereto as Exhibit 99.CODE ETH.

     (2) The text of the Code can be found on the registrant's website, www.tuxis.com.

     (3) A copy of the Code may be obtained free of charge by calling collect 1-212-785-9300.

Item 3. Audit Committee Financial Expert

The registrant's Board of Directors has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Russell E. Burke III, Peter M. Kuhlmann and Frederick
A. Parker, Jr. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

          AUDIT FEES

          2003 - $11,250
          2004 - $10,500

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

          AUDIT RELATED FEES

          2003 - $1,000
          2004 - $1,000

     Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

           TAX FEES

           2003 - $3,250
           2004 - $3,500

     Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

           ALL OTHER FEES

           2003 - N/A
           2004 - N/A

(e) (1) The registrant's audit committee has adopted a policy to consider for pre-approval any non-audit services proposed to be provided by the auditors to the registrant, and any non-audit services proposed to be provided by such auditors to the registrant's management affiliates, if any, which have a direct impact on registrant operations or financial reporting. Such pre-approval of non-audit services proposed to be provided by the auditors to the registrant is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the registrant to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the audit committee, and approved by the audit committee, prior to the completion of the audit.

     (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate fees proposed to be billed or billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant and any entity controlling, controlled by, or under common control with the registrant that provides ongoing services to the registrant were $38,750 and $41,000, respectively.

(h) The registrant's audit committee has considered the provision of non-audit services that were rendered by accountant to the registrant's investment manager and its affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the accountant, in accordance with Independence Standards Board requirements and the meaning of the Securities laws administered by the SEC, regarding its independence from the registrant, its investment manager and the investment manager's affiliates.

Item 5. Audit Committee of Listed Registrants

     The registrant has a standing audit committee. The members of the audit committee are Russell E. Burke III, Peter M. Kuhlmann and Frederick
A. Parker, Jr.

Item 6. Schedule of Investments

     Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

                  Amended Proxy Voting Policies and Procedures

                                   Foxby Corp.
                            Global Income Fund, Inc.
                                Midas Fund, Inc.
                        Midas Special Equities Fund, Inc.
                                Tuxis Corporation

Foxby Corp., Global Income Fund, Inc., Midas Fund, Inc., Midas Special Equities Fund, Inc. and Tuxis Corporation (the "Funds") delegate the responsibility for voting proxies of portfolio companies held in each Fund's portfolio to Institutional Shareholder Services, Inc. ("ISS"). The Proxy Voting Guidelines of ISS are incorporated by reference herein as each Fund's proxy voting policies and procedures, as supplemented by the terms hereof. Each Fund retains the right to override the delegation to ISS on a case-by-case basis, in which case the ADDENDUM -- NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES supercede the Proxy Voting Guidelines of ISS in their entirety. In all cases, a Fund's proxies will be voted in the best interests of the Fund.

     With respect to a vote upon which a Fund overrides the delegation to ISS, to the extent that such vote presents a material conflict of interest between the Fund and its investment adviser, distributor, or any affiliated person of the Fund's investment adviser or distributor, the Fund will disclose such conflict to, and obtain consent from, its Independent Directors, or a committee thereof, prior to voting the proxy.





January 1, 2004





--------
1 For the open-end investment companies, Midas Fund, Inc. and Midas Special Equities Fund, Inc., the investment adviser is Midas Management Corporation and the distributor is Investor Service Center, Inc. For Foxby Corp. and Global Income Fund, Inc., the investment adviser is CEF Advisers, Inc. Tuxis Corporation is internally managed. The closed-end funds, Foxby Corp., Global Income Fund, Inc. and Tuxis Corporation, do not have a distributor.

2 Each Fund's Independent Directors are those directors who are not interested persons of the Fund, its investment adviser and distributor.

                                   ADDENDUM --
               NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are intended to provide general guidelines regarding the issues they address. As such, they cannot be "violated." In each case the vote will be based on maximizing shareholder value over the long term, as consistent with overall investment objectives and policies.

BOARD AND GOVERNANCE ISSUES

     o    Board of Director Composition

Typically, we will not object to slates with at least a majority of independent directors.

We generally will not object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

     o    Approval of Independent Auditors

We will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether we believe independence has been compromised.

We will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

We will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

     o    Increase Authorized Common Stock

We will generally support the authorization of additional common stock necessary to facilitate a stock split.

We will generally support the authorization of additional common stock.

     o    Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued. Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, we will generally evaluate the creation of blank check preferred stock.

     o    Classified or "Staggered" Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such Boards offer continuity in direction which promotes long-term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

We will vote on a case-by-case basis on issues involving classified boards.

     o    Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of simple majority. Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

We will vote on a case-by-case basis regarding issues involving supermajority voting.

     o    Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.

We will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

     o    Restrictions on Shareholders to Call Meetings

We will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

     o    Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increase costs of director's liability insurance, many states have passed laws limiting director liability for those acting in good faith. Shareholders, however, often must opt into such statutes. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

We will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.

     o    Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.

We typically will not object to reincorporation proposals.

     o    Cumulative Voting

Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board - that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation. Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.

We typically will not object to proposals to adopt cumulative voting in the election of directors.

     o    Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will vote on a case-by-case basis dual classes of stock. However, we will typically not object to dual classes of stock.

     o    Limit Directors' Tenure

In general, corporate directors may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, we will vote on a case-by-case basis regarding attempts to limit director tenure.

     o    Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation. The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

We normally will not object to resolutions that require corporate directors to own shares in the company.

EXECUTIVE COMPENSATION

     o    Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, we will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

     o    Compensation for CEO, Executive, Board and Management

We typically will not object to proposals regarding executive compensation if we believe the compensation clearly does not reflect the current and future circumstances of the company.

     o    Formation and Independence of Compensation Review Committee

We normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

     o    Stock Options for Board and Executives

We will generally review the overall impact of stock option plans that in total offer greater than 25% of shares outstanding because of voting and earnings dilution.

We will vote on a case-by-case basis option programs that allow the repricing of underwater options.

In most cases, we will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

Generally, we will support options programs for outside directors subject to the same constraints previously described.

     o    Employee Stock Ownership Plan (ESOPs)

We will generally not object to ESOPs created to promote active employee ownership. However, we will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

     o    Changes to Charter or By-Laws

We will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder's best interests.

     o    Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast. This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

We generally will not object to confidential voting.

     o    Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, we will not oppose resolutions for equal access proposals.

     o    Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts.

We will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices. In evaluating a particular golden parachute, we will examine if considered material total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

MERGERS AND ACQUISITIONS

     o    Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit of each issue, we will consider the terms of each proposal. This will include an analysis of the potential long-term value of the investment.

On a case by case basis, we will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

     o    Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

We typically will not object to most proposals to put rights plans up for a shareholder vote. In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

     o    Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

We generally will support anti-greenmail provisions.

     o    Opt-Out of State Anti-takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state's anti-takeover laws.

We generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

     o    Other Situations

In the event an issue is not addressed in the above guidelines, we will determine on a case-by-case basis any proposals that may arise from management or shareholders. To the extent that a proposal from management does not infringe on shareholder rights, we will generally support management's position. We may also elect to abstain or not vote on any given matter.


January 1, 2004

                      ISS Proxy Voting Guidelines Summary

Following is a concise summary of ISS's proxy voting policy guidelines.

1.   Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

o Tenure of the audit firm
o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
o Length of the rotation period advocated in the proposal
o Significant audit-related issues

2.   Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

o Insiders and affiliated outsiders on boards that are not at least majority independent
o Directors who sit on more than six boards
o Compensation Committee members if there is a disconnect between the CEO's pay and performance

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.   Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote against proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.   Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders
o It is not designed to preserve the voting power of an insider or significant shareholder

9.   Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:

o The plan expressly permits repricing without shareholder approval for listed companies; or
o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o        Historic trading patterns
o        Rationale for the repricing
o        Value-for-value exchange
o        Option vesting
o        Term of the option
o        Exercise price
o        Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:

o Purchase price is at least 85 percent of fair market value
o Offering period is 27 months or less, and
o Potential voting power dilution (VPD) is 10 percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

o Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards
o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.  Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

o FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     Not required at this time.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures

     (a) The Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

     (b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

Item 12. Exhibits

     (a)(1) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and EX-32.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Tuxis Corporation

                                By:   /s/ Mark C. Winmill
                                   ---------------------------------------------
                                      Mark C. Winmill, President

                                Date: March 11, 2005

                                By:   /s/ William G. Vohrer
                                   ---------------------------------------------
                                      William G. Vohrer, Treasurer

                                Date: March 11, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                By:   /s/ Mark C. Winmill
                                   ---------------------------------------------
                                      Mark C. Winmill, President

                                Date: March 11, 2005

                                By:   /s/ William G. Vohrer
                                   ---------------------------------------------
                                      William G. Vohrer, Treasurer

                                Date: March 11, 2005